Exhibit 3.70

892AH2136	0406	ORG&FI	$35.00

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU

(For Bureau Use Only) Date Received

Corporation Identification Number 432 — 546

ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:

Allnet Communication Services of Michigan, Inc.

ARTICLE II

The purpose or purposes for which the corporation is organized is to engage in any activity within the purposes for which corporations may be organized under the Business Corporation Act of Michigan (the “Act”).

ARTICLE III

The total authorized capital stock is:

Common Shares:	1.000 No Par Value Stated Value Per Share $0.01

ARTICLE IV

1. The address of the registered office is:

30300 Telegraph Road, Suite 350, Birmingham, Michigan 48010

2. The name of the registered agent at the registered office is:

Connie R. Gale

ARTICLE V

The name and address of the incorporator is as follows:

Name	Residence or Business Address

Bruce M. Komisar, Esq.	1800 First National Building Detroit, Michigan 48226

ARTICLE VI

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE Vll

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote. If a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

ARTICLE VIII

No director of this Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for a breach of such director’s fiduciary duty: provided, that the foregoing shall not eliminate or limit the liability of a director for any of the following:

(a) A breach of the director’s duty of loyalty to the Corporation or its shareholders.

(b) Acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law.

(c) A transaction from which the director derived an improper personal benefit.

(d) A violation of Section 551(1) of the Act.

(e) Any other act or omission as to which the Act does not permit a director’s liability to be so limited.

In the event that the Act is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal, modification or adoption.

I, the Incorporator, sign my Name this 4th day of April, 1989.

Bruce M. Komisar

892A#0331        0607        ORG&FI         $50.0

MICHIGAN DEPARTMENT OF COMMERCE—CORPORATION AND SECURITIES BUREAU

(For Bureau Use Only)	Date Received JUN 06 1989
EFFECTIVE DATE: June 12, 1989

CERTIFICATE OF MERGER

For use by Domestic and Foreign Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972, as amended the undersigned applicant executes the following Application:

1. The Plan of Merger is as follows:

a. The name of each constituent corporation and its corporation identification number (CID) is:

Allnet Communication Services of Michigan, Inc.	432-546

Allnet Communication Services, Inc.	614-279

b. The name of the surviving corporation and its corporation identification number (CID) is:

Allnet Communication Services of Michigan, Inc.	432-546

c.	For each constituent stock corporation state:

Name of Corporation	Designation and number of outstanding shares in each class	Indicate class or series of shares entitled to vote	Indicate class or series of shares entitled to vote as a class
Allnet Communication Services of Michigan, Inc.	Common Stock no par value 500 shares outstanding	Common Stock

Allnet Communication Services, Inc.	Common Stock no par value 1,000 shares outstanding	Common Stock

If the number of shares is subject to change prior to the effective date of the merger, the manner in which the change may occur is as follows:

Not Applicable.

d.	For each constituent nonstock corporation:

(i)	if it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

Not Applicable.

(ii)	if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

Not Applicable.

e.	The terms and conditions of the proposed merger, including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving corporation, or into cash or other consideration, are as follows:

See Plan of Merger attached as Exhibit A hereto and incorporated by reference herein.

f.	The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

See Section 3 of the Plan of Merger entitled “Articles of Incorporation of Surviving Corporation” attached as Exhibit A hereto and incorporated by reference herein.

g.	Other provisions with respect to the merger are as follows:

See Plan of Merger attached as Exhibit A hereto and incorporated by reference herein.

2.	This merger is permitted by the laws of the state of Illinois the jurisdiction under which Allnet Communication Services, Inc. is organized and the plan of merger was adopted and approved by such corporations pursuant to and in accordance with the laws of that jurisdiction.

3.	The plan of merger was approved by the Board of Directors of Allnet Communication Services of Michigan, Inc., the surviving corporation, in accordance with Sections 701 to 704, or pursuant to Section 407 by written consent and written notice, if required by that section.

Signed this 4th day of May, 1989.

Allnet Communication Services, Inc., an Illinois corporation

By:
John Zrno, President and Chief Executive Officer

Allnet Communication Services of Michigan, Inc., a Michigan corporation

By:
John Zrno, President and Chief Executive Officer

5254m

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Plan of Merger”), is made and entered into as of this 4th day of May, 1989, by and among Allnet Communication Services, Inc., an Illinois corporation Allnet”) and Allnet Communication Services of Michigan, Inc., a Michigan corporation (“Allnet/Michigan”) (these two corporations being sometimes hereinafter referred to as the “Constituent Corporations”).

RECITALS:

A. Allnet is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and, as of the date hereof, the authorized capital stock of Allnet consists of 1,000 shares of common stock, no par value per share (the “Allnet Common Stock”), of which 1,000 shares are issued and outstanding.

B. Allnet/Michigan is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan, and, as of the date hereof, the authorized capital stock of Allnet/Michigan consists of 1,000 shares of Common Stock, no par value per share (the “Allnet/Michigan Common Stock”), of which 500 shares are issued and outstanding.

C. The Boards of Directors of Allnet/Michigan and Allnet have received and considered a proposal for the merger of Allnet and Allnet/Michigan whereby the Allnet Common Stock will be exchanged, one for one-half, for Allnet/Michigan Common Stock, with Allnet/Michigan as the survivor of the merger (the “Survivor”).

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:

1. Approvals. Allnet/Michigan hereby represents that its Board of Directors has determined that this Plan of Merger is fair to the shareholders of Allnet/Michigan, and has approved this Plan of Merger, and has resolved to recommend to the shareholders of Allnet/Michigan acceptance and approval of the merger contemplated hereunder (the “Merger”). Allnet hereby represents that its Board of Directors has determined that this Plan of Merger is fair to the shareholders of Allnet, and has approved this Plan of Merger, and has resolved to recommend to the shareholders of Allnet acceptance and approval of the merger contemplated hereunder.

2. The Merger.

(a) At the Effective Time (as hereinafter defined), Allnet shall be merged into Allnet/Michigan upon the terms and subject to the conditions set forth herein. Allnet/Michigan shall continue as the Survivor, and the separate corporate existence of Allnet shall cease. Except as herein otherwise specifically set forth, the Identity, existence,

EXHIBIT A

purpose, objects, properties, real, personal and mixed, rights, privileges, immunities, powers, franchises and authority of Allnet/Michigan as the Survivor shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, objects, properties, real, personal and mixed, rights, privileges, immunities, powers, franchises and authority of Allnet shall be merged into the Survivor which shall be fully vested therewith.

(b) Subject to the satisfaction or waiver of all conditions set forth in Section 7 hereof, the Effective Time shall be at the close of business on June 12, 1989.

3. Articles of Incorporation of Survivor. The Articles of Incorporation of Al1net/Michigan as they exist at the Effective Time shall continue to be the Articles of Incorporation of the Survivor following the Effective Time, except Article I shall be amended in its entirety to read as follows:

The name of the corporation is:

Allnet Communication Services, Inc.

4. By-laws of Survivor. The By-Laws of Allnet/Michigan as they exist prior to the Effective Time shall be the By-Laws of the Survivor following the Effective Time.

5. The Board of Directors and Officers of Survivor.

(a) The directors and officers of Allnet/Michigan in office on the Effective Time of the merger shall continue in office and shall constitute the directors and officers of AIlnet/Michigan as the Survivor following the Effective Time of the merger for the term elected or until their respective successors shall be elected, appointed and qualified, in accordance with the By-Laws of Allnet/Michigan as the Survivor.

(b) If, at the Effective Time, a vacancy shall exist on the Board of Directors or in any office of the Survivor by reason of the failure or inability of any of the officers or directors of Allnet/Michigan to serve as director or officer of the Survivor, such vacancy may be filled in the manner provided by law, and in the By-Laws of the Survivor.

6. Conversion and Surrender of Shares of the Common Stock.

(a) Upon the Effective Time of the Merger, each share of Allnet Common Stock then issued and outstanding shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one-half (1/2) share of Allnet/Michigan Common Stock and each outstanding share of Allnet/Michigan Common Stock shall remain outstanding.

(b) Each holder of Allnet Common Stock converted into shares of Allnet/Michigan Common Stock pursuant to paragraph (a) above, upon surrender to the Survivor of one or more certificates representing such shares, will be entitled to receive new certificates representing shares of Allnet/Michigan Common Stock. Until so surrendered, each such certificate shall at and after the Effective Time represent for all purposes the equivalent number of Allnet/Michigan Common Stock.

7. Conditions to Consummation of Plan of Merger. Allnet and Allnet/Michigan must obtain all necessary governmental regulatory approval necessary to carry out the transactions contemplated herein. A Certificate of Merger must be filed with the Michigan Department of Commerce, Corporations and Securities Bureau and Articles of Merger must be filed with the Illinois Secretary of State, Department of Business Services, Document Section. These conditions must be met or waived in order to consummate the Merger.

8. Abandonment of Agreement and Plan of Merger. This Plan of Merger is subject to the affirmative vote in favor of adoption of this Plan of Merger by a majority of the shareholders of Allnet and Allnet/Michigan, respectively, entitled to vote thereon. In the event of the failure of this condition, this Plan of Merger shall become wholly void and of no effect and there shall be no liability on the part of either the Constituent Corporations or their directors, officers or shareholders. This Plan of Merger may be abandoned by the affirmative vote of a majority of the Board of Directors of either of the Constituent Corporations prior to the Effective Time of the Merger for any reason or for no reason whatsoever. In the event of abandonment, this Plan of Merger shall become wholly void and of no effect and there shall be no liability on the part of either the Constituent Corporations or their directors, officers or shareholders.

9. Execution of Counterparts. This Plan of Merger may be executed in one or more counterparts and each such fully executed counterpart shall be deemed to be an original instrument.

IN WITNESS WHEREOF, the parties hereto, pursuant to the authority given to their respective Boards of Directors and Officers, have caused this Agreement and Plan of Merger to be entered into and signed by the duly authorized officers thereof as of the day and year first above written.

ALLNET COMMUNICATION SERVICES, INC.

By:	/s/ John Zrno
John Zrno, President and Chief Executive Officer

ALLNET COMMUNICATION SERVICES OF MICHIGAN. INC.

By:	/s/ John Zrno
John Zrno, President and Chief Executive Officer

5247m

C$5 541(5/03)	095B#2025 0830 ORG&FI $12.50

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
Date Received AUG 30 1995			(FOR BUREAU USE ONLY)

Name Frontier Corporation, Attention BJL
Address 180 South Clinton Ave.
City Rochester	State NY	Zip Code 14646	EXPIRATION DATE: DECEMBER 31, 2000
éDocument will be returned to the name and address you enter above é

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982

(nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is: Allnet Communications Services, Inc.

2. The identification number assigned by the Bureau is:	4	3	2	—	5	4	6

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:
30300 Telegraph Road	Bingham Farms	MI	48025-4510
(Street Address)	(City)	(State)	(ZIP Code)

4. The assumed name under which business is to be transacted is: Frontier Communications Services

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 22nd day of August, 1995

By
(Signature)

Josephine S. Trubek	Secretary
(Type of Print Title)	(Type or Print Name)
(Limited Partnerships Only - Indicate Name of General Partner if a corporation or Other entity

095E	#7625	1114	ORG&FI	$12.50

MICHIGAN DEPARTMENT OF COMMERCE — CORPORATION AND SECURITIES BUREAU
Date Received NOV 13 1995	(FOR BUREAU USE ONLY)
adjusted per Cheryl

PH. 517-663-2525 Ref # 55574 Attn: Cheryl J. Bixby MICHIGAN RUNNER SERVICE P.O. Box 266 Eaton Rapids, MI. 48827-0266 Zip Code
EFFECTIVE DATE:

éDocument Will be returned to the name and address you enter above é

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982, (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: ALLNET COMMUNICATION SERVICES, INC.

2. The Identification number assigned by the Bureau is:	4	3	2	—	5	4	6

3. The location of the registered office is:

30300 Telegraph Rd Bingham Farms, Michigan 48025 4510
(Street Address) (City) (ZIP Code)

4. Article one of the Articles of Incorporation is hereby amended to read as follows: 1. The name of the corporation shall be FRONTIER COMMUNICATIONS SERVICES INC.

R1965 -126633

5.	COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b). DO NOT COMPLETE BOTH.

a. ☐	The foregoing amendment to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the Incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this              day of                     , 19         .

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

b. ☒	The foregoing amendment to the Articles of Incorporation was duly adopted on the 9th day of November, 1995. The amendment: (check one of the following)

☐	was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

☐	was duly adopted by the written consent of all directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

☐	was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by status in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☒	was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

Signed this 9th day of November, 1995

By:

(Only Signature of President, Vice-President, Chairperson, or Vice-Chairperson)

Marvin C. Moses	Executive Vice President
(Type or Print Title)	(Type or Print Name)

987E#6364 0707 ORG&FI $12.50 098A#0540 0709 ORG&FI $30.00

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received JUL 06 1998			(FOR BUREAU USE ONLY)

JUL 08 1998

Name CSC-10
Address 80 State St, 6th floor
City Albany	State NY	Zip Code 12207	EFFECTIVE DATE
éDocument will be returned to the name and address you enter aboveé

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: FRONTIER COMMUNICATIONS SERVICES INC.
2. The identification number assigned by the Bureau is:	432546

3. The location of the registered office is:

601 Abbot Rd. East Lansing, Michigan 48823
(Street Address) (City) (ZIP Code)

4.      Article III of the Articles of Incorporation is hereby amended to read as follows:

                Article III: The total authorized capital stock is:

                Common shares: 5,000 No Par Value, Stated Value Per Share: $0.01

5.	(For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors of trustees.)

The foregoing amendments to the Articles of Incorporation was duly adopted on the day of , 19 , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.
Signed this day of , 19

	(Signature)	(Signature)
	(Type or Print Name)	(Type or Print Name)
	(Signature)	(Signature)
	(Type or Print Name)	(Type or Print Name)

6. (For profit corporations, and for nonprofit corporations whose articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 16th day of June, 1998 by the shareholders or members if a nonprofit corporation (check one of the following)

☒ at a meeting. The necessary votes were cast in favor of the amendment.

☐       by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐ by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

Signed this 16th day of June, 1998

By

Robert L. Barrett, Executive Vice President
(Type or Print Name) (Type or Print Name)

C&S 550m (Rev. 11/87)	987E#7383 0717 ORG&FI $62.50

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received JUL 16 1998		ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION Monica Duncan	(FOR BUREAU USE ONLY)

Name Anita Edwards Farney			EFFECTIVE DATE:
Address Frontier Corporation, 180 S. Clinton Ave.			Explanation date for new assumed names: December 31,
City Rochester	State New York	Zip Code 14646	Expiration date for transferred assumed names appear in item 6
é Document will be returned to the name and address you enter above é

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1.	The Plan of Merger (Consolidation) is as follows:

	a. The name of each constituent entity and its identification number is:

	Frontier Communications Services Inc.	432546

	Frontier Communications-North Central Region, Inc.

	b. The name of the surviving (new) entity and its identification number is:

	Frontier Communications Services Inc.	432546

	Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business:

2.	(Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

	The merger (consolidation) shall be effective on the 31st day of July, 1998

3.	Complete for Profit Corporations only

For each constituent stock corporation, state:
Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Frontier Communications Svcs.	1,000 npv	Common
Frontier Communications-North Central Region, Inc.	100,086 par value .01	Common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows: See attached
The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:
The plan of merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

(Complete for any foreign corporation only)

This merger (consolidation) is permitted by the laws of the state of  Minnesota the jurisdiction under which Frontier Communications-North Central Region, Inc. (Name of Foreign Corporation) is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

(Complete either part (a) or (b) for each corporation)
a)	The plan of merger was approved by the majority consent of the incorporators of , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Signature of Incorporator)

(Signature of Incorporator)	(Signature of Incorporator)

b)	The plan of merger was approved by:
☒ the Board of Directors of Frontier Communications Services Inc., the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.
☐ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

By		By
	(Signature of Authorized officer or Agent)		(Signature of Authorized officer or Agent)
	Barbara J. LaVerdi, Asst. Secretary		Barbara J. LaVerdi, Asst. Secretary
	(Type or print name and title)		(Type or print name and title)
	Frontier Communications Services Inc.		Frontier Communications-North Central Region Inc.
	(Name of Corporation)		(Name of Corporation)

Section 3 – Second box – The manner of converting is into stock.

Each issued share of the terminating corporation shall upon the effective date of the merger, be converted into 0.00035 shares of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

C&S 550(Rev, 4/97)	987E#0267 0817 ORG&FI $8.75

987E#0268     0817     ORG&FI     $78.75

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received AUG 14 1998		ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION	(FOR BUREAU USE ONLY)

Name Stacy Gilbert
Address 80, Estate St., 6th Flr.
City Albany	State NY	Zip Code 12207	EFFECTIVE DATE: 8/31/98
éDocument will be returned to the name and address you enter aboveé

CERTIFICATE OF MERGER / CONSOLIDATION

For use by Domestic Profit and/or NonProfit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (non profit corporations), the undersigned corporations execute the following Certificate:

1.	The Plan of Merger (Consolidation) is as follows:

	a. The name of each constituent corporation and its identification number is:

	Frontier Communications Services Inc.	432546

	Frontier Communications of the Mid Atlantic, Inc.	None

	b. The name of the surviving (new) corporation and its Identification number is:

	Frontier Communications Services Inc.	432546

	c. For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Frontier Comm. Services	1,000 npv	Common	n/a

Frontier Comm. of the Mid Atlantic, Inc.	998,508 $0.01 pv	Common	n/a

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

2.	(Complete for any profit corporation only)

a.	The manner and basis of converting shares are as follows:

Each issued share of the terminating corporation immediately prior to the effective time of the merger shall be converted into 0.000007 shares of the surviving corporation.

b.	The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

c.	The plan of merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

3.	(Complete for any nonprofit corporation only)

a)	If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

b)	If it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

c)	State the terms and conditions of the proposed merger or consolidation, including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving or consolidated corporation, or into cash or other consideration.

d)	If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

e)	Other provisions with respect to the merger (consolidation) are as follows:

4.	(Complete for any foreign corporation only)

This merger (consolidation) is permitted by the laws of Virginia the jurisdiction under which Frontier Communications of the Mid Atlantic, Inc. (name of foreign corporation) is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

5.	(Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after receipt of this document in this office.)

The merger (consolidation) shall be effective on the 31st day of August, 1998.

6. TO BE COMPLETED BY MICHIGAN PROFIT CORPORATIONS ONLY (Complete either part a or b for each corporation.)

a)	The plan of merger was approved by the unanimous consent of the incorporators of
, a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

	(Signature of Incorporator)	(Signature of Incorporator)

	(Signature of Incorporator)	(Signature of Incorporator)

b)	The plan of merger was approved by

☒ the Board of Directors of Frontier Communications Services Inc. the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☐ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act:

By		By
	(Signature of President. Vice-President, Chairperson or Vice-Chairperson)		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

	Martin T. McCue, Vice President		Robert L. Barrett, Exec. Vice President
	(Type or Print Name and Title)		(Type or Print Name and Title)

	Frontier Communications Services Inc.		Frontier Communications of the Mid Atlantic, Inc
	(Name of Corporation)		(Name of Corporation)

7.      TO BE COMPLETED BY MICHIGAN NONPROFIT CORPORATIONS ONLY

Theplan of merger or consolidation was approved by

☐       the Board of Directors and shareholders or members of the following Michigan corporation (s) in accordance with Sections 701 and 703(1) and (2) of the Act:

☐ the Board of Directors of the following Michigan corporation(s) organized on a directorship basis in accordance with Section 703(3) of the Act:

By		By
	(Signature of President, Vice-President, Chairperson or Vice-Chairperson		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

	(Type or Print Name and Title)		(Type or Print Name and Title)

	(Name of Corporation)		(Name of Corporation)

C&S 550 (Rev 4/97)

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received AUG 14 1998		ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION	(FOR BUREAU USE ONLY)

Name Stacy Gilbert			]
Address 80, Estate St., 6th Flr.
City Albany	State NY	Zip Code 12207	EFFECTIVE DATE: 8/31/98
éDocument will be returned to the name and address you enter aboveé

CERTIFICATE OF MERGER / CONSOLIDATION

For use by Domestic Profit and/or Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1.	The Plan of Merger (Consolidation) is as follows:

	a. The name of each constituent corporation and its identification number is:

	Frontier Communications Services Inc.	432546

	Frontier Communications of New England, Inc.	None

	b. The name of the surviving (new) corporation and its identification number is:

	Frontier Communications Services Inc.	432546
	c. For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Frontier Comm. Serv. Inc.	1,000 npv	Common	n/a
Frontier Comm. of New England, Inc.	100 $0.01 pv	Common	n/a

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

2. (Complete for any profit corporation only)

a.	The manner and basis of converting shares are as follows:

Each issued share of the terminating corporation immediately prior to the effective date of the merger shall be converted into 0.24 shares of the surviving corporation.

b.	The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

c.	The plan of merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

3. (Complete for any profit corporation only)

a)	If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

b)	If it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

c)	State the terms and conditions of the proposed merger or consolidation, including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving or consolidated corporation, or into cash or other consideration.

d)	If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

e)	Other provisions with respect to the merger (consolidation) are as follows:

4. (Complete for any foreign corporation only)

This merger (consolidation) is permitted by the laws of the state of Delaware the jurisdiction under which Frontier Communications of New England, Inc. (name of foreign corporation) is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

5. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after receipt of this document in this office.)
The merger (consolidation) shall be effective on the 31st day of August, 1998 .

6.      TO BE COMPLETED BY MICHIGAN PROFIT CORPORATIONS ONLY (Complete either part a or b for each corporation.)

a)      The plan of merger was approved by the unanimous consent of the incorporators of

                                                                                                                                                                            , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Signature of Incorporator)

(Signature of Incorporator)	(Signature of Incorporator)

b)      The plan of merger was approved by

☒        the Board of Directors of Frontier Communications Services Inc., the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☐        the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act:

By		By
	(Signature of President, Vice-President, Chairperson or Vice-Chairperson)		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

	Martin T. McCue, Vice President		Robert L. Barrett, Exec. Vice President
	(Type or Print Name and Title)		(Type or Print Name and Title)

	Frontier Communications Services Inc.		Frontier Communications of New England, Inc.
	(Name of Corporation)		(Name of Corporation)

7.      TO BE COMPLETED BY MICHIGAN NONPROFIT CORPORATIONS ONLY

The plan of merger or consolidation was approved by

☐        the Board of Directors and shareholders or members of the following Michigan corporation(s) in accordance with Sections 701 and 703(1) and (2) of the Act:

☐ the Board of Directors of the following Michigan corporation(s) organized on a directorship basis in accordance with Section 703(3) of the Act:

By		By
	(Signature of President, Vice-President, Chairperson or Vice-Chairperson)		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

	(Type or Print Name and Title)		(Type or Print Name and Title)

	(Name of Corporation)		(Name of Corporation)

C&S 550 (Rev. 4/97)

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received SEP 17 1998			(FOR BUREAU USE ONLY)

Name
Address
City	State	Zip Code	EFFECTIVE DATE: September 30, 1998
é Document will be returned to the name and address you enter above é

CERTIFICATE OF MERGER / CONSOLIDATION

For use by Domestic Profit and /or NonProfit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporations execute the following Certificate:

1.	The Plan of Merger (Consolidation) is as follows:

	a. The name of each constituent corporation and its identification number is:

	Frontier Communications Services Inc.	432546

	Frontier ConferTech Inc.	N/A

	b. The name of the surviving (new) corporation and its identification number is:

	Frontier Communications Services Inc.	432546

	c. For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Frontier Com. Serv.	1,066 npv	Common	N/A
Frontier ConferTech	1,000 npv	Common	N/A

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

2.	(Complete for any profit corporation only)

a.	The manner and basis of converting shares are as follows:

Each issued share of the terminating corporation immediately prior to the effective time of the merger shall be converted into 0.173 shares of the surviving corporation.

b.	The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

c.	The plan of merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

3.	(Complete for any nonprofit corporation only)

a)	If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

b)	If it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.

c)	State the terms and conditions of the proposed merger or consolidation, including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving or consolidated corporation, or into cash or other consideration.

d)	If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

e)	Other provisions with respect to the merger (consolidation) are as follows:

4.	(Complete for any foreign corporation only)

This merger (consolidation) is permitted by the laws of the state of Colorado the jurisdiction under which Frontier ConferTech Inc. (name of foreign corporation) is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

5.	(Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after receipt of this document in this office.)

The merger (consolidation) shall be effective on the 30th day of September, 1998 .

6.	TO BE COMPLETED BY MICHIGAN PROFIT CORPORATIONS ONLY (Complete either part a or b for each corporation.)

a)	The Plan of merger was approved by the unanimous consent of the incorporators of

                                                                                                                                                                            , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Signature of Incorporator)

(Signature of Incorporator)	(Signature of Incorporator)

b)	The plan of merger was approved by

☒	the Board of Directors of Frontier Communications Services Inc, the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.

☐	the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act:

By		By
	( Signature of President, Vice-President, Chairperson or Vice-Chairperson)		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

	Martin T. McCue, Vice President		Donna L, . Reeves-Collins. vice President
	(Type or Print Name and Title)		(Type or Print Name and Title)

	Frontier Communications Services Inc.		Frontier ConferTech Inc.
	(Name of Corporation)		(Name of Corporation)

7.	TO BE COMPLETED BY MICHIGAN NONPROFIT CORPORATIONS ONLY

The plan of merger or consolidation was approved by

☐	the Board of Directors and shareholders or members of the following Michigan corporation(s) in accordance with Sections 701 and 703(1) and (2) of the Act:

☐	the Board of Directors of the following Michigan corporation(s) organized on a directorship basis in accordance with Section 703(3) of the Act:

By		By
	(Signature of President, Vice-President, Chairperson or Vice-Chairperson		(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

	(Type or Print Name and Title)		(Type or Print Name and Title)

	(Name of Corporation)		(Name of Corporation)

PLAN OF MERGER

(Michigan)

PLAN OF MERGER approved on September 9, 1998 by Frontier ConferTech Inc., which is a business corporation organized under the laws of the State of Colorado, and by resolution adopted by its Board of, Directors on said date, and approved on September 9, 1998 by Frontier Communications Services Inc., which is a business corporation organized under the laws of the State of Michigan, and which is subject to the provisions of the Business Corporation Act of the State of Michigan, and by resolution adopted by its Board of Directors on said date.

1.        Frontier ConferTech Inc. and Frontier Communications Services Inc. shall, pursuant to the provisions of the Colorado Business Corporation Act and the provisions of the Business Corporation Act of the State of Michigan, be merged with and into a single corporation, to wit, Frontier Communications Services Inc., which shall be the surviving corporation upon the effective date of the merger and which is sometimes hereinafter referred to as the “surviving corporation”, and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the Business Corporation Act of the State of Michigan. The separate existence of Frontier Confer Tech Inc., which is sometimes hereinafter referred to as the “terminating corporation”, shall cease upon the effective date of the merger in accordance with the provisions of the Colorado Business Corporation Act.

2.        As to each constituent corporation, the designation and number of outstanding shares of each class and series, the specification of the classes and series entitled to vote, and specification of each class and series entitled to vote as a class are set forth below:

Frontier ConferTech Inc.

(foreign constituent corporation)

Designation of each outstanding class and series of shares	Number of outstanding shares of each class	Designation of class and series entitled to vote	Classes and series entitled to vote as a class
Common	1,000	Common

20688

Frontier Communications Services Inc.

(domestic constituent corporation)

Designation of each outstanding class and series of shares	Number of outstanding share of each class	Designation of class and series entitled to vote	Classes and series entitled to vote as a class
Common	1,066	Common	—

3. The Articles of Incorporation of the surviving corporation upon the effective date of the merger in the State of Michigan shall continue to be the Articles of Incorporation of said surviving corporation and shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the Business Corporation Act of the State of Michigan.

4. The bylaws of the surviving corporation as in force and effect upon the effective date of the merger in the State of Michigan shall continue to be the bylaws of the said surviving corporation and shall continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Business Corporation Act of the State of Michigan.

5. The directors and officers in office of the surviving corporation upon the effective date of the merger in the State of Michigan shall continue to be the member of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the surviving corporation.

6. Each issued share of the terminating corporation shall, upon the effective date of the merger, be converted into 0.173 shares of the surviving corporation. The issued shares of the surviving corporation shall not be converted or exchanged in any manner, but each said share which is issued as of the effective date of the merger shall continue to represent one issued share of the surviving corporation.

7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation, respectively are hereby authorized, empowered and directed to do any and all acts and things, and to make, execute, deliver, file and/or record any and all instruments, papers, and documents which shall be become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Plan of Merger or of the merger herein provided for.

8. The effective date in the State of Michigan of the merger herein provided for shall be September 30, 1998.

C&S515 (Rev. 10/98)

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
Date Received SEP 29 1999	(FOR BUREAU USE ONLY) This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

517-663-2525 Ref #96893
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P. O. Box 266
Eaton Rapids, MI 48827	Zip Code	EFFECTIVE DATE:
é Document will be returned to the name and address you enter above. é If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: FRONTIER COMMUNICATIONS SERVICES INC.
2. The identification number assigned by the Bureau is:	432-546

3. Article One of the Articles of Incorporation is hereby amended to read as follows:
1. The name of the corporation shall be GLOBAL CROSSING TELECOMMUNICATIONS, INC.

COMPLETE ONLY ONE OF THE FOLLOWING:

4.      (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the      day of             , 19    , in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this      day of             , 19

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

(Signature)	(Signature)

(Type or Print Name)	(Type or Print Name)

5.	(For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 10th day of August , 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

☒	at a meeting the necessary votes were cast in favor of the amendment.

☐	by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐	by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

☐	by the board of a profit corporation pursuant to section 611(2).

Profit Corporations	Nonprofit Corporations

Signed this 20th day of September, 1999	Signed this day of , 19

By	By
(Signature of an authorized officer or agent)	(Signature of President, Vice-President, Chairperson or Vice-Chairperson)

Barbara J. LaVerdi, Assistant Secretary
(Type or Print Name)	(Type or Print Name) (Type or Print Title)

C&S 551 (Rev. 3/00)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES CORPORATION AND LAND DEVELOPMENT BUREAU
Date Received JUL 27 2000	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name 517-663-2525 Ref # 05519
	Address Attn: Cheryl J. Bixby MICHIGAN RUNNER SERVICE		EFFECTIVE DATE: August 1, 2000
	City P.O. Box 266 Eaton Rapids, MI 48827	Zip Code	Expiration date for new assumed names: December 31. Expiration date for transferred assumed names appear in Item 6
é Document will be returned to the name and address you enter above é If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

For use by Parent and Subsidiary Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Act of 1972, the undersigned corporation executes the following Certificate:

1.	a. The name of each constituent corporation and its identification number is :

	Global Crossing Telecommunications, Inc.	432546

	Global Crossing Videoconferencing, Inc.	n/a

	b. The name of the surviving corporation and its identification number is:

	Global Crossing Telecommunications, Inc.	432546

	c. For each subsidiary corporation, state:

Name of corporation	Number of outstanding shares in each class	Number of shares owned by the parent corporation in each class
Global Crossing Videoconferencing, Inc.	1 npv (common)	1 npv (common)

d.      The manner and basis of converting the shares of each constituent corporation is as follows:

Each issued share of the terminating corporation immediately prior to the effective time of the merger shall be converted into one (1) share of the surviving corporation.

e. The amendments to the Articles or a Restatement of the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:

f. Other provisions with respect to the merger are as follows:

2. The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

3. (Delete if not applicable)

4 (Delete if not applicable)

5. (Complete only if an effective date is desired other than the date of filing) The merger shall be effective on the 1st day of August, 2000.

Signed this 18th day of July, 2000

Global Crossing Telecommunications, Inc.
(Name of parent corporation)

By
(Signature of an authorized officer or agent)

Barbara J. LaVerdi
(Type or Print Name)

C&S 542 (Rev. 9/00)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES CORPORATION AND LAND DEVELOPMENT BUREAU
Date Received OCT 30 2000	(FOR BUREAU USE ONLY)

EXPIRATION DATE: DECEMBER 31, 2005

CERTIFICATE OF RENEWAL OF ASSUMED NAME

For use by Corporations

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations) or Act 162, Public Acts of 1982 (nonprofit corporations), the corporation in item one executes the following Certificate:

1. The corporate name, resident agent, and mailing address of the registered office are:
GLOBAL CROSSING TELECOMMUNICATIONS, INC. CSC-LAWYERS INCORPORATING SERVICE (COMPANY)	432546
601 ABBOTT RD EAST LANSING MI 48823	Identification Number

2. The assumed name under which business is transacted is:

FRONTIER COMMUNICATIONS SERVICES

3. The registration of the assumed name is extended for a period expiring on December 31 of the fifth full calendar year following the year in which this renewal is filed, unless sooner terminated.

4. The document is hereby signed as required by the Act.

Signed this 25th day of OCTOBER, 2000

By
(Signature of an Authorized Officer or Agent)

Barbara J. LaVerdi, Assistant Secretary
(Type or Print Name)

BCS/CD-551 (Rev.04/01)

MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES BUREAU OF COMMERCIAL SERVICES
Date Received DEC 26 2001	(FOR BUREAU USE ONLY) ADJUSTED PURSUANT TO TELEPHONE AUTHORIZATION
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Dolores Burton CSC-Albany		515230/005
Address 80 State Street, 6th Floor			EFFECTIVE DATE:
City Albany	State NY	Zip Code 12207	Expiration date for new assumed names: December 31, Expiration date for transferred assumed names appear in Item 6
é Document will be returned to the name and address you enter above. é If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

For use by Parent and Subsidiary Profit Corporations

(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Certificate:

1.	a. The name of each constituent corporation and its identification number is:

	Global Crossing Telecommunications, Inc.	432546

	GX Information Systems, Inc.	605 125

	b. The name of the surviving corporation and its identification number is:

	Global Crossing Telecommunications, Inc.	432546

c. For each subsidiary corporation, state:
Name of corporation	Number of outstanding shares in each class	Number of shares owned by the parent corporation in each class
GX Information Systems, Inc.	100 $ .01 par value (common)	100 $ .01 par value (common)

d.      The manner and basis of converting the shares of each constituent corporation is as follows:

Each issued share of the terminating corporation immediately prior to the effective time of the merger shall be converted into one (1) share of the surviving corporation.

e. The amendments to the Articles or a Restatement of the Articles of Incorporation of the surviving corporation to be effected by the merger are as follows:

f. Other provisions with respect to the merger are as follows:

2. The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

3. (Delete if not applicable)

The consent to the merger by the shareholders of the subsidiary corporation was obtained pursuant to its Articles of

Incorporation. (Such consent is necessary if the Articles of Incorporation require approval of the merger by the vote of the holders of more than the percentage of the shares owned by the parent corporation.)

4. (Delete if not applicable)

The consent to the merger by the shareholders of the parent corporation was obtained. (Such consent is necessary if its

Articles of Incorporation require approval of the merger, the plan of merger amends its Articles of Incorporation, or a subsidiary is to be the surviving corporation.)

5. (Complete only if an effective date is desired other than the date of filing)
The merger shall be effective on the 31st day of December, 2001.

Signed this 21st day of December, 2001

Global Crossing Telecommunication, Inc.
(Name of parent corporation)

By
(Signatures of an authorized officer or agent)

Barbara J. LaVerdi, Vice President and Secretary
(Type or Print Name)

BCS/CD-550m(Rev,12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
DEC 23 2008	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name Mitchell C. Sussis
Address c/o Global Crossing Ltd., 200 Park Avenue, Suite 300		EFFECTIVE DATE: 12/31/08
City State Zip Code		Expiration date for new assumed names: December 31,
Florham Park NJ 07932		Expiration date for transferred assumed names appear in Item 6
é Document will be returned to the name and address you enter above é If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent entity and its identification number is:

Global Crossing Billing, Inc.	475765

Global Crossing Telecommunications, Inc.	432546

b. The name of the surviving (new) entity and its identification number is:

Global Crossing Telecommunications, Inc.	432546

Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business:

225 Kenneth Drive, Rochester, New York 14623-4277

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the 31 day of December, 2008

3.	Complete for Profit Corporations only

For each constituent stock corporation, state:
Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Global Crossing Billing, Inc.	common 1,000 shares	common	common
Global Crossing Telecommunications, Inc.	common 5,000 shares	common	common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

The outstanding shares of the terminating corporation shall be canceled without consideration.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)
a)	The Plan of Merger was approved by the majority consent of the incorporators of , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

b)	The plan of merger was approved by:
☐ the Board of Directors of , the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.
☒ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

Global Crossing Telecommunications, Inc.
Global Crossing Billing, Inc.

By		By
	(Signature of Authorized Officer or Agent)		(Signature of Authorized Officer or Agent)

	Mitchell C. Sussis		Mitchell C. Sussis
	(Type or print name)		(Type or print name)

	Global Crossing Telecommunications, Inc.		Global Crossing Billing, Inc.
	(Name of Corporation)		(Name of Corporation)

BCS/CD-55Om(Rev.12/05)

MICHIGAN DEPARTMENT OF LABOUR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received DEC 23 2008	(FOR BUREAU USE ONLY)
This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name	Mitchell C. Sussis
Address	c/o Global Crossing Ltd., 200 Park Avenue, Suite 300
EFFECTIVE DATE: 12/31/08
City	State	Zip Code	Expiration date for new assumed names: December31,
Florham Park	NJ	07932	Expiration date for transferred assumed names appear in Item 6
é Document will be returned to the name and address you enter above é If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

and Limited Partnerships

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, Public Acts of 1993 (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent entity and its identification number is:

Global Crossing Latin America & Caribbean Co.	N/A

GlobalCrossing Ventures, Inc.	N/A

Global Crossing Telecommunications, Inc.	432546
b. The name of the surviving (new) entity and its identification number is:

Global Crossing Telecommunications, Inc.	432546

Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business:

225 Kenneth Drive, Rochester, New York 14623-4277

2. (Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in this office.)

The merger (consolidation) shall be effective on the 31 day of December, 1998

3.	Complete for Profit Corporations only

For each constituent stock corporation, state:
Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Global Crossing Latin American & Caribbean Co.	common 1,000 shares	common	common
Global Crossing Ventures, Inc.	common 1 share	common	common
Global Crossing Telecommunications, Inc.	common 5,000 shares	common	common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

The outstanding shares of each terminating corporation shall be canceled without consideration.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholder of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has complied with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)
a)	The Plan of Merger was approved by the majority consent of the incorporators of , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

b)	The plan of merger was approved by:
☐ the Board of Directors of , the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.
☒ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

Global Crossing Telecommunications, Inc.

By		By
	(Signature of Authorized Officer or Agent)		(Signature of Authorized Officer or Agent)

Mitchell C. Sussis
	(Type or print name)		(Type or print name)

Global Crossing Telecommunications, Inc.
	(Name of Corporation)		(Name of Corporation)

BCS/CD-550m (REV.12/05)

MICHIGAN DEPARTMENT OF LABOUR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES
Date Received	(FOR BUREAU USE ONLY)
DEC 2,2008	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

Name	Mitchell C.Sussis

Address	Global Crossing Ltd., 200 Park Avenue, Suite 300
EFFECTIVE DATE: December 31,2009
City Florham Park	State NJ	Zip Code 07932	Expiration date for new assumed names: December 31,
Expiration date for transferred assumed names appear in item 6

é Document will be returned to the name and address you enter above é

        If left blank document will be mailed to the registered office.

CERTIFICATE OF MERGER

Cross Entity Merger for use by Profit Corporations, Limited Liability Companies

And Limited partnerships.

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 23, public Acts of 1993. (limited liability companies) and Act 213, Public Acts of 1982 (limited partnerships), the undersigned entities execute the following Certificate of Merger.

1.	The plan of Merger (Consolidation) is as follows:
	a. The name of each constituent entity and its identification number is:
	US Crossing, Inc.	N/A

	Global Crossing Advanced Card Services, Inc.

	Global Crossing Telecommunications, Inc.	432546
	b. The name of the surviving (new) entity and its identification number is
	Global Crossing Telecommunications, Inc.	432546
	Corporations and Limited Liability Companies provide the street address of the survivor’s principal place of business: 225 Kenneth Drive, Rochester, New York 14623-4277

2.

(Complete only if an effective date is desired other than the date of filing. The date must be no more than 90 days after the receipt of this document in the office.)

The merger (consolidation) shall be effective on the 31 day of December, 2009.

43

3. Complete for Profit Corporations only

For each constituent stock corporation, state:
Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
US Crossing, Inc.	1,000 common shares	common	common
Global Crossing Advanced Card Services, Inc.	100 common shares	common	common
Global Crossing Telecommunications, Inc.	1,239 common shares	common	common

If the number of shares is subject to change prior to the effective date of the merger or consolidation, the manner in which the change may occur is as follows:

The manner and basis of converting shares are as follows:

The outstanding shares of each terminating corporation shall be canceled without consideration and there shall be no new shares issued by the surviving corporation.

The amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:
None. There shall be no amendments or restatements of the Articles of the surviving corporation.

The Plan of Merger will be furnished by the surviving profit corporation, on request and without cost, to any shareholders of any constituent profit corporation.

The merger is permitted by the state or country under whose law it is incorporated and each foreign corporation has compiled with that law in effecting the merger.

(Complete either Section (a) or (b) for each corporation)
a)	The Plan of Merger was approved by the majority consent of the incorporators of , a Michigan corporation which has not commenced business, has not issued any shares, and has not elected a Board of Directors.

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

(Signature of Incorporator)	(Type or Print Name)	(Signature of Incorporator)	(Type or Print Name)

b)	The plan of merger was approved by:
☐ the Board of Directors of , the surviving Michigan corporation, without approval of the shareholders in accordance with Section 703a of the Act.
☒ the Board of Directors and the shareholders of the following Michigan corporation(s) in accordance with Section 703a of the Act.

Global Crossing Telecommunications, Inc.

By		By
	(Signature of Authorized Officer or Agent)		(Signature of Authorized Officer or Agent)

Mitchell C. Sussis
	(Type or print name)		(Type or print name)

Global Crossing Telecommunications, Inc
	(Name of Corporation)		(Name of Corporation)